SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                        _______________________

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) of the

                    SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 30, 1996
                                                 -----------------

               ACORN VENTURE CAPITAL CORPORATION
          --------------------------------------------------
          (Exact name of registrant as specified in charter)


   Delaware                  814-29           59-2332857
-------------------------  -----------     ----------------
(State or other jurisdic-  (Commission     (IRS employer
tion of incorporation)     file number)    identification no.)


7020 A.C. Skinner Parkway, Jacksonville, Florida      32256
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (904) 296-1760
                                                   --------------

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  (Former name or former address, if changed since last report)

Item 5.  Other Events.


     The Registrant and one of its portfolio companies, a wholly-owned subsidiary, has received $752,500 and $997,500, respectively, from an unaffiliated third party with respect to certain claims in exchange for general releases. There had been no pending litigation and pursuant to the terms of a confidentiality clause contained in the general release, no further disclosure is permitted except under certain defined circumstances.



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 31, 1996

                                   ACORN VENTURE CAPITAL
                                     CORPORATION



                                   By:Stephen A. Ollendorff
                                      ---------------------
                                      Stephen A. Ollendorff
                                      Chairman and
                                      Chief Executive Officer